Derivative Financial Instruments	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments	Derivative Financial Instruments
We use derivative hedging instruments, principally foreign currency forward contracts and interest rate swaps, for the purpose of managing currency risks and interest rate risk arising from our operations and sources of financing.
Cash Flow Hedges

The notional amount of foreign currency forward contracts, designated as cash flow hedges, outstanding at December 31, 2025 and 2024 were $88 million and $68 million, respectively. The amount recorded within other comprehensive income (loss) at December 31, 2025 is expected to impact the consolidated statement of operations in 2026.
Refer to Note 19 - Shareholders’ Equity - Accumulated Other Comprehensive Income for further information.
Derivatives Not Designated as Hedging Instruments

The notional amount of foreign currency forward contracts, not designated as hedging instruments, outstanding at December 31, 2025 and 2024 was $291 million and $942 million, respectively.

Included in the outstanding foreign currency forward contracts at December 31, 2024, were two forward contracts entered into in the third quarter of 2024 related to anticipated proceeds from the sale of IGT Gaming. Specifically, the Company entered into deal-contingent foreign exchange forward contracts for a notional amount of €450 million, with no upfront cash cost, to manage its exposure to foreign currency exchange rate fluctuations of the U.S. denominated proceeds against the Euro. The forward contracts net cash settled in July 2025, realizing a gain of $61 million for the year ended December 31, 2025. There were unrealized losses of $34 million as of December 31, 2024. All realized and unrealized gains and losses are classified within foreign exchange loss (gain), net in the Consolidated Statements of Operations.